                                                                      Exhibit 10

                            SHARE PURCHASE AGREEMENT

          THIS SHARE PURCHASE AGREEMENT is made this 5th day of January, 1995, by and between GLENDI PUBLICATIONS, INC., a Delaware corporation ("Purchaser"), and HOWARD W. FRIEDMAN, a resident of New York ("Seller").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Seller is the owner of, among others, One Hundred Thousand Ninety (100,090) shares (the "Shares") of the Common Stock, par value $.10 per share, of AMREP CORPORATION, an Oklahoma corporation ("AMREP"); and

          WHEREAS, Seller wishes to sell the Shares to Purchaser at a price of Eight Dollars ($8.00) per share or a total purchase price of Eight Hundred Thousand Seven Hundred Twenty Dollars ($800,720), and Purchaser wishes to purchase the Shares for such purchase price;

          NOW, THEREFORE, for and in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties agree as follows:

                              ARTICLE I - The Sale

          1.1  Purchase and Sale.  At a closing (the "Closing") to be held at
               -----------------
the offices of Morgan, Lewis & Bockius, 101 Park Avenue, New York, New York, on Thursday, January 5, 1995 at 9:30 a.m., or at such other place or on such other date as the parties shall mutually agree (the "Closing Date"), Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the Shares for a price per share of Eight Dollars ($8.00), or an aggregate purchase price of Eight Hundred Thousand Seven Hundred Twenty Dollars ($800,720) (the "Purchase Price"), payable in accordance with the terms of Section 1.2 hereof.

          1.2  Payment of Purchase Price and Delivery of Shares.  At the
               ------------------------------------------------
Closing, Seller shall deliver to Purchaser the certificate(s) representing the Shares free and clear of all pledges, liens, encumbrances, claims and other charges of any kind (including, without limitation, any agreements, subscriptions, options, warrants, calls, commitments or rights of any character granting to any person any interest in or right to acquire from Seller at any time or upon the happening of any stated event, any of the Shares) (collectively, "Encumbrances") other than the rights of Purchaser pursuant to the terms of this Agreement, and duly endorsed in blank or with separate stock powers attached thereto and executed in blank (in each case, with all signatures medallion guaranteed by a financial institution that is a member of The Securities Transfer Association Medallion Program, New York Stock Exchange Medallion Program, or Stock Exchange Medallion Program), in exchange for the delivery by Purchaser to Seller of the Purchase Price by bank or certified check.

          1.3  Equitable Remedies.  Seller acknowledges that the Shares are
               ------------------
unique and otherwise not available and agrees that in addition to any other remedies, Purchaser may invoke any equitable remedies to enforce delivery of the Shares hereunder, including without limitation, an action or suit for specific performance.

          1.4  Change or Exchange of Shares.  In the event that the Shares shall
               ----------------------------
be changed into or exchanged for a different number or kind of shares of capital stock or other securities of AMREP or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, stock dividend, or otherwise), then there shall be substituted for the Shares the number and kind of shares of capital stock or other securities into which the Shares shall have been so changed or for which the Shares shall have been so exchanged. In such case, Seller shall deliver such substituted shares or other securities to Purchaser at the Closing in exchange for the Purchase Price, without adjustment.

          1.5  Dividends.  Any dividends or other distributions declared, set
               ---------
aside, or paid by AMREP or another company on or with respect to the Shares (including any shares of capital stock or other securities into which the Shares shall have been changed or for which the Shares shall have been exchanged) on or after the date hereof shall be and be deemed to be the property of Purchaser absolutely, and Seller shall pay over to Purchaser on the Closing Date, or if such dividend or other distribution shall not have been received by Seller by the Closing Date, promptly upon such receipt, any amounts received by Seller for or on account of such dividends or other distributions.

                  ARTICLE II - Representations and Warranties

          2.1  Representations and Warranties of Seller.  Seller hereby
               ----------------------------------------
represents and warrants to Purchaser as follows:

                 (a)  Ownership of the Shares.  Seller is the lawful owner,
                      -----------------------
          beneficially and of record, of the Shares. On the date hereof, the Shares are, and on the Closing Date the Shares will be, free and clear of all Encumbrances except for the rights of Purchaser pursuant to the terms of this Agreement.

                 (b)  Authority Relative to this Agreement.  Seller has the
                      ------------------------------------
          power to execute, deliver and perform this Agreement and to carry out his obligations hereunder. Seller is not subject to or obligated under any contract provision or other agreement, or subject to any order, decree, law, rule or regulation, which would be violated by his executing and carrying out the terms of this Agreement and selling the Shares to Purchaser as provided herein. No authorization, consent or approval of any third party is necessary for the consummation by Seller of the transactions contemplated hereby.

                 (c)  Valid and Binding Agreement.  This Agreement constitutes
                      ---------------------------
          the valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

                 (d)  Status of Shares.  All of the Shares were acquired by
                      ----------------
          Seller in 1961 in exchange for shares of other companies, and have been held by Seller continuously thereafter. None of the certificates representing the Shares contains any restrictive legends or is subject to any restriction on transfer, except for any restrictions that may arise under Federal or state securities laws.

                 (e)  Status and Knowledge of Seller.  Seller is a former
                      ------------------------------
          director and officer of AMREP, and is generally familiar with the financial condition, business, and prospects of AMREP. Seller acknowledges that he knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of AMREP which he deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby. Seller further acknowledges that he has been supplied with copies of all Reports on Form 10-K, 10-Q and 8-K, and all proxy statements, filed by AMREP within the two-year period immediately preceding the date of this Agreement, and copies of all Schedules 13D and Amendments thereto filed by Nick G. Karabots ("Karabots") and by Purchaser within such period.

          2.2  Representations and Warranties of Purchaser.  Purchaser hereby
               -------------------------------------------
represents and warrants to Seller as follows:

                 (a)  Authority Relative to this Agreement.  Purchaser is a
                      ------------------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and perform this Agreement and to carry out its obligations hereunder. Purchaser is not subject to or obligated under any contract provision or other agreement, or subject to any order, decree, law, rule or regulation, which would be violated by its executing and carrying out the terms of this Agreement. No authorization, consent or approval of any third party is necessary for the consummation by Purchaser of the transactions contemplated hereby.

                 (b)  Valid and Binding Agreement.  The execution, delivery and
                      ---------------------------
          performance of this Agreement by Purchaser have been duly authorized by all necessary corporate action on the part of Purchaser, and this Agreement constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

                 (c)  Status and Knowledge of Purchaser.  The sole shareholder
                      ---------------------------------
          of Purchaser is Karabots, who is a director of AMREP and is generally familiar with the financial condition, business and prospects of AMREP. Purchaser acknowledges that it knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of AMREP which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby.

                 (d)  Investment Intent.  Purchaser is purchasing the Shares for
                      -----------------
          investment only and not with a view to the distribution or resale thereof.

          2.3  Survival of Representations.  All of the representations and
               ---------------------------
warranties of each party shall survive the Closing and, notwithstanding any investigation conducted before or after the Closing or the decision of either party to complete the Closing, the parties hereto shall be entitled to rely upon the representations and warranties set forth herein.

                            ARTICLE III - Conditions

          3.1  Conditions Precedent to Purchaser's Obligations.  The obligations
               -----------------------------------------------
of Purchaser under this Agreement are subject to the conditions that (a) the representations and warranties of Seller set forth in Section 2.1 hereof shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date; (b) Seller shall have delivered to Purchaser a certificate dated the Closing Date to such effect; (c) Karabots shall continue to be alive and shall not be disabled; and (d) no litigation or administrative action shall have been commenced or shall be threatened against any person with respect to the consummation of the transactions provided for herein. For purposes of this Section 3.1, Karabots will be deemed disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

          3.2  Conditions Precedent to Seller's Obligations.  The obligations of
               --------------------------------------------
Seller under this Agreement are subject to the conditions that (a) the representations and warranties of Purchaser set forth in Section 2.2 hereof shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date; (b) Purchaser shall have delivered to Seller a certificate dated the Closing Date to such effect; and (c) no litigation or administrative action shall have been commenced or shall be threatened against any person with respect to the consummation of the transactions provided for herein.

                        ARTICLE IV - General Provisions

          4.1  Brokers' and Finders' Fees.
               --------------------------

                 (a) Purchaser represents and warrants to Seller that all negotiations relating to this Agreement have been carried on by Purchaser directly without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and Purchaser agrees to indemnify and hold Seller harmless from and against any and all claims, losses, liabilities or expenses which may be asserted against Seller as a result of any dealings, arrangements or agreements between Purchaser and any such person, firm, corporation or entity.

                 (b) Seller represents and warrants to Purchaser that all negotiations relating to this Agreement have been carried on by Seller directly without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and Seller agrees to indemnify and hold Purchaser harmless from and against any and all claims, losses, liabilities or expenses which may be asserted against Purchaser as a result of any dealings, arrangements or agreements between Seller and any such person, firm, corporation or entity.

          4.2  Expenses.  Each party hereto shall pay his or its own expenses
               --------
incidental to the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

          4.3  Contents of Agreement; Parties in Interest, etc.  This Agreement
               -----------------------------------------------
sets forth the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and it shall not be amended or terminated except by a written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

          4.4  Assignment and Binding Effect.  The rights under this Agreement
               -----------------------------
may not be assigned, and the obligations under this Agreement may not be delegated by either party hereto without the prior written consent of the other party. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, personal representatives, successors, and assigns of the parties hereto.

          4.5  Waiver.  Any term or provision of this Agreement may be waived at
               ------
any time by the party entitled to the benefit thereof by a written instrument executed by such party.

          4.6  Notices.  Any notice or other communication which is required
               -------
hereunder or given pursuant hereto shall be in writing and shall be deemed given only if delivered personally, or sent by a well-established courier service (such as FedEx), addressed to the persons to receive such notice or communication as given below, or such other persons or addresses as may hereafter be designated by notice in writing:

          If to Seller, to:         Howard W. Friedman
                                    1036 Channel Drive
                                    Hewlett Harbor, NY  11557

          If to Purchaser, to:      Brookside Farm
                                    110 Skippack Pike
                                    Fort Washington, PA  19034
                                    Attn.:  President

          With a copy to:           Steven B. King
                                    P.O. Box 736
                                    Fort Washington, PA  19034

Any such notice or communication shall be deemed to have been given and to be effective as of the date received.

          4.7  Governing Law.  This Agreement shall be governed by and
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interpreted in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of law thereof.

          4.8  No Benefit to Others.  The representations, warranties and
               --------------------
agreements contained in this Agreement are for the sole benefit of the parties hereto and their heirs, personal representatives, successors, and permitted assigns, and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

          4.9  Further Assurances.  Each party shall, prior to or after the
               ------------------
Closing, execute and deliver without delay or charge such further instruments and shall do such further acts and things as may be necessary or desirable to carry out the terms of this Agreement and the sale of the Shares to Purchaser as provided herein.

          4.10  Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute a single instrument. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written above.

Attest:                                GLENDI PUBLICATIONS, INC.


 /s/ John M. Walton III                By:  /s/ Nick S. Karabots
- -----------------------------------       --------------------------------------
             Secretary                        Chairman



Witness:


 /s/ Theresa Bacari                         /s/ Howard W. Friedman        (SEAL)
- -----------------------------------       --------------------------------
                                                Howard W. Friedman

Commonwealth of Pennsylvania  :
                              :  ss
County of Montgomery          :


          On this the 4th day of January, 1995, before me personally appeared Nick Karabots and John M. Walton III, to me known and known by me to be the Chairman and Secretary, respectively, of Glendi Publications, Inc., and who executed the foregoing instrument, and they duly acknowledged to me that they executed the same of their own free will for, in the name of, and on behalf of Glendi Publications, Inc., for the purposes therein set forth.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                    /s/ Kathryn D. Schrader
                                  ----------------------------------------------
                                         Notary Public

     SEAL                            My commission expires:

State of New York        :
                         :  ss
County of Nassau         :


          On this the 18th day of November, 1994, before me personally appeared Howard W. Friedman, to me known and known by me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same of his own free will for the purposes therein set forth.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                    /s/ Linda Whitney
                                  ----------------------------------------------
                                            Notary Public

     SEAL                            My commission expires:  Oct. 1, 1996


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